SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 9, 2004

                         Commission file number 0-19292

                              BLUEGREEN CORPORATION
             (Exact name of registrant as specified in its charter)

         Massachusetts                                         03-0300793
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

         4960 Conference Way North, Suite 100, Boca Raton, Florida 33431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 912-8000

Item 9. Regulation FD Disclosure.

      Bluegreen Corporation is furnishing the press release included as Exhibit
99.1 to this report pursuant to Item 9 of Form 8-K. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 2004                    By:  /S/ JOHN F. CHISTE
                                                --------------------------------
                                                John F. Chiste
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer

Exhibit Index

99.1        Press Release dated February 9, 2004